Exhibit 32.1

Certification of CEO and CFO Pursuant to

18 U.S.C. Section 1350,

as Adopted Pursuant to

Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report on Form 10-Q of PS Business Parks, Inc. (the “Company”) for the period ending March 31, 2017 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Maria R. Hawthorne, as Chief Executive Officer of the Company, and Edward A. Stokx, as Chief Financial Officer of the Company, each hereby certifies, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that, to his knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Maria R. Hawthorne
Name: Maria R. Hawthorne
Title: Chief Executive Officer
Date: April 28, 2017

/s/ Edward A. Stokx
Name: Edward A. Stokx
Title: Chief Financial Officer
Date: April 28, 2017